UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

Streamline Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Old Milton Pkwy., Box 1353

Alpharetta, GA 30009

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 997-8732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	STRM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2023 Annual Meeting of Stockholders of Streamline Health Solutions, Inc. (the “Company”), held on June 15, 2023 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Streamline Health Solutions, Inc. Third Amended and Restated 2013 Stock Incentive Plan (the “2013 Plan”) to increase the number of shares of the Company’s common stock available for issuance thereunder by 1,000,000 shares, from 10,223,246 shares to 11,223,246 shares (the “2013 Plan Amendment”). The material terms of the 2013 Plan, as amended by the 2013 Plan Amendment, are summarized in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 10, 2023 (the “Proxy Statement”). A copy of the 2013 Plan Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 15, 2023. Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s proposals. At the Annual Meeting, the Company’s stockholders voted upon four proposals. The proposals are described in detail in the Proxy Statement. A brief description and the final vote results for each proposal follow. As of the record date for the Annual Meeting, there were 57,569,451 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 40,775,003 shares of common stock, or 70.8% of the outstanding shares of common stock, were represented in person or by proxy.

1.	Election of five directors for terms expiring at the 2024 Annual Meeting of Stockholders:

Nominee	For	Withheld	Broker Non-Votes
Wyche T. “Tee” Green, III	30,661,571	357,528	9,755,904
Kenan H. Lucas	30,945,910	73,189	9,755,904
Jonathan R. Phillips	30,766,345	252,754	9,755,904
Justin J. Ferayorni	30,420,507	598,592	9,755,904
Judith E. Starkey	30,945,909	73,190	9,755,904

As a result, each nominee was elected to serve as a director for a term expiring at the 2024 Annual Meeting of Stockholders.

2.	Approval, on a non-binding advisory basis, of the compensation of the named executive officers listed in the Proxy Statement (“say-on-pay”):

For	Against	Abstain	Broker Non-Votes
30,904,828	75,849	38,422	9,755,904

As a result, the proposal was approved.

3.	Ratification of the appointment of the firm of FORVIS, LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2023:

For	Against	Abstain	Broker Non-Votes
40,720,067	3,462	51,474	−

As a result, the proposal was approved.

4.	Approval of an amendment to the Streamline Health Solutions, Inc. Third Amended and Restated 2013 Stock Incentive Plan to increase the number of shares of common stock available for issuance under the plan:

For	Against	Abstain	Broker Non-Votes
30,086,376	900,780	31,943	9,755,904

As a result, the proposal was approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Amendment No. 3 to Streamline Health Solutions, Inc. Third Amended and Restated 2013 Stock Incentive Plan, dated June 15, 2023 (Incorporated by reference from Appendix B to the Company’s Definitive Proxy Statement, dated May 11, 2023, for the Company’s 2023 Annual Meeting of Stockholders).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Streamline Health Solutions, Inc.

Date: June 20, 2023	By:	/s/ Thomas J. Gibson
	Name:	Thomas J. Gibson
	Title:	Chief Financial Officer